UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     September 29, 2004
                                                     ------------------

                        Nelnet Student Loan Funding, LLC
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                   Sponsor of
                        Nelnet Student Loan Trust 2002-1
                        Nelnet Student Loan Trust 2002-2
                        Nelnet Student Loan Trust 2003-1
                        Nelnet Student Loan Trust 2003-2
                        Nelnet Student Loan Trust 2004-3
                        Nelnet Student Loan Trust 2004-4

            Delaware                   333-108649               75-2997993
            --------                   ----------               ----------
  (State of other jurisdiction         (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska                    68508
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           (Address of principal executive offices)                  (ZipCode)

Registrant's telephone number, including area code   (402) 458-2301
                                                     ---------------------------

         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) un the Exchange Act (17 CFR240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective as of September 29, 2004, Nelnet Student Loan Funding, LLC ("Nelnet Funding") entered into the following agreements: (a) an Indenture of Trust dated as of September 1, 2004, by and between Nelnet Funding and Zions First National Bank, as indenture trustee (the "Indenture"); and (b) a Trust Agreement by and between Nelnet Funding and Wilmington Trust Company, as Delaware trustee (the "Trust Agreement"). In addition, on September 22, 2004, Nelnet Funding entered into an Underwriting Agreement among Nelnet Funding, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc. (the "Underwriting Agreement"). The Indenture, the Trust Agreement and the Underwriting Agreement were executed in connection with Nelnet Student Loan Trust 2004 - 4's issuance of $2,020,876,000 of its student loan asset-backed notes on September 29, 2004. The details of this issuance are contained in the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on September 24, 2004.

        The following agreements were also executed and delivered as of September 1, 2004 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2004-4 acting through Zions First National Bank as indenture trustee and eligible lender trustee, and Nelnet Funding; (b) the Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2004-4 and Nelnet Funding; and (c) the Administration Agreement among Nelnet Student Loan Trust 2004-4, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         The Trust used the net proceeds from the sale of the notes to purchase $1,973,586,435 of student loans originated under the Federal Family Education Loan Program.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement among Nelnet Student Loan Funding, LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc. dated as of September 22, 2004 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Student Loan Funding, LLC and Zions First National Bank, dated as of September 1, 2004 (filed herewith).

4.2 Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee, dated as of September 1, 2004 (filed herewith).

99.1 Loan Purchase Agreement by and between Nelnet Student Loan Trust 2004-4, acting through Zions First National Bank, as indenture trustee and Nelnet Student Loan Funding, LLC, dated as of September 1, 2004 (filed herewith).

99.2 Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2004-4 and Nelnet Student Loan Funding, LLC, dated as of September 1, 2004 (filed herewith).

99.3 Administration Agreement among Nelnet Student Loan Trust 2004-4, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc., dated as of September 1, 2004 (filed herewith).


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NELNET STUDENT LOAN
                                      FUNDING, LLC


                                      By: NELNET STUDENT LOAN FUNDING MANAGEMENT
                                          CORPORATION, as Manager



                                      By: /s/ Jeffrey Noordhoek
                                         -----------------------------------
                                          Jeffrey Noordhoek
                                          Senior Vice President

Dated:  September 29, 2004

                                  EXHIBIT INDEX



                  Exhibit
                  -------


(1.1)   Underwriting Agreement
(4.1)   Indenture of Trust
(4.2)   Trust Agreement
(99.1)  Loan Purchase Agreement
(99.2)  Master Servicing Agreement
(99.3)  Administration Agreement